EXHIBIT 10.2

MISSISSIPPI CHEMICAL CORPORATION

AMENDED AND RESTATED GUARANTY AGREEMENT

Harris Trust and Savings Bank,
    individually and as Administrative Agent
Chicago, Illinois

The From Time to Time Lenders Party
To the Credit Agreement described below

Ladies and Gentlemen:

     Reference is made to that certain Guaranty Agreement dated as of February 24, 2000 (such Credit Agreement, as the same may be modified or amended from time to time, being hereinafter referred to as the "Original Guaranty Agreement") from Mississippi Nitrogen, Inc., a Delaware corporation, and MissChem Nitrogen, L.L.C., a Delaware limited liability company (collectively, the "Original Guarantors"), to you, pursuant to which the Original Guarantors guarantied the payment and performance of all indebtedness, obligations and liabilities of Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower") to you under that certain Credit Agreement dated as of November 25, 1997 (such Credit Agreement, as the same may be modified or amended from time to time, being hereinafter referred to as the "Original Credit Agreement") by and among the Borrower, and Harris Trust and Savings Bank, individually and in its capacity as administrative agent thereunder, Bank of Montreal, Chicago Branch, in its capacity as syndication agent thereunder, Credit Agricole Indosuez (formerly known as Caisse Nationale de Credit Agricole), in its capacity as co-agent thereunder, and you (all of said banks except Bank of Montreal, including Harris Trust and Savings Bank in its individual capacity ("Harris"), being referred to collectively as the "Banks" and individually as a "Bank", and said Harris Trust and Savings Bank as administrative agent for the Banks under the Credit Agreement being hereinafter referred to in such capacity as the "Administrative Agent").

     Concurrently herewith the Borrower, the Administrative Agent and the Banks are amending and restating the Original Credit Agreement and in connection with such amendment and restatement the Banks have required that all of the Borrower's domestic subsidiaries guaranty the payment and performance of the Borrower's indebtedness, obligations and liabilities to the Administrative Agent and the Banks under the Original Credit Agreement as so amended and restated. Accordingly, the undersigned and the Administrative Agent on behalf of the Banks are entering into this Amended and Restated Guaranty Agreement to amend the Original Guaranty Agreement to add all of the Borrower's domestic subsidiaries other than the Original Guarantors to the Original Guaranty Agreement as guarantors thereunder and, for the sake of clarity and convenience to restate the Original Guaranty Agreement as so amended in its entirety. This Amended and Restated Guaranty Agreement amends and replaces in its entirety the Original Guaranty Agreement, and from the Effective Date all references made to the Original Guaranty Agreement in any Loan Document or in any other instrument or document shall, without more, be deemed to refer to this Amended and Restated Guaranty Agreement. This Amended and Restated Guaranty Agreement shall become effective and shall supersede all provisions of the Original Guaranty Agreement upon the date of the execution of this Amended and Restated Credit Agreement by each of the parties hereto (the "Effective Date").

     Accordingly, upon the Effective Date the Original Guaranty Agreement shall be amended and restated in its entirety to read as follows:

     Reference is made to that certain Amended and Restated Credit Agreement dated as of November 15, 2002 (such Amended and Restated Credit Agreement, as the same may be modified or amended from time to time, being hereinafter referred to as the "Credit Agreement") by and among Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower"), and Harris Trust and Savings Bank, individually and in its capacity as administrative agent thereunder, and you (all of said banks including Harris Trust and Savings Bank in its individual capacity ("Harris"), being referred to collectively as the "Banks" and individually as a "Bank", and said Harris Trust and Savings Bank as administrative agent for the Banks under the Credit Agreement being hereinafter referred to in such capacity as the "Administrative Agent"), pursuant to which said Banks agree to make available to the Borrower a Revolving Credit (the "Revolving Credit") and a swingline facility (the "Swingline"), with all loans thereunder to be evidenced by the Revolving Credit Notes of the Borrower (all such Revolving Credit Notes being hereinafter referred to collectively as the "Notes" and individually as a "Note") and Harris may issue letters of credit for the account of the Borrower. All of the Borrower's indebtedness, obligations and liabilities to the Administrative Agent and the Banks under the Credit Agreement and the other Loan Documents, including, without limitation, all such indebtedness, obligations and liabilities evidenced by the Notes, all indebtedness, obligations and liabilities with respect to letters of credit and all extensions or renewals of any of the foregoing, are hereinafter collectively referred to as the "Indebtedness". All defined terms used herein shall have the meanings set forth in the Credit Agreement unless expressly defined herein.

     As an inducement to each of you to accept and enter into the Credit Agreement, and in consideration of credit extended and to be extended by the Banks to the Borrower under said Credit Agreement, the undersigned (hereinafter collectively referred to as the "Guarantors"), acknowledging that the Banks have informed the Borrower that said credit would not be extended pursuant to the Credit Agreement but for this guarantee, hereby jointly and severally guarantee the full and prompt payment to the Administrative Agent and each of the Banks at maturity (whether by acceleration, lapse of time or otherwise) and at all times thereafter of principal of and interest on all Indebtedness of the Borrower under the Credit Agreement and the other Loan Documents, and all extensions or renewals of all or any part thereof and all other indebtedness, liabilities and obligations of the Borrower to the Banks and the Administrative Agent under the Credit Agreement and the other Loan Documents. Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Agreement shall not exceed $1.00 less than the lowest amount which would render such Guarantor's obligations under this Agreement void or voidable under applicable law, including, without limitation, fraudulent conveyance law.

SECTION 1.     TERMS AND CONDITIONS.

     Section 1.1.     This guaranty of payment by the Guarantors shall be a continuing, absolute and unconditional guaranty and shall remain in full force and effect until all Indebtedness of the Borrower to the Banks and the Administrative Agent shall be fully paid and satisfied and all commitments of the Banks under the Credit Agreement to extend credit to or for the account of the Borrower shall have terminated. The dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against any one or more of the Guarantors or the Borrower shall not terminate this Agreement.

     Section 1.2.     The obligations and liabilities of the Guarantors, or any of them, hereunder shall not be affected or impaired by any irregularity, invalidity or unenforceability of or in any of the Notes or of any agreement, instrument or other document evidencing or creating or providing for the same.

     Section 1.3.     The obligations and liabilities of the Guarantors, or any of them, hereunder shall not be affected or impaired by (and the Banks are hereby expressly authorized to make from time to time without notice to the Guarantors) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, amendment, alteration, substitution, exchange, change in, modification or other disposition of any of the Credit Agreement, the Notes, any other Loan Documents, any other guaranty thereof, or of any security or collateral therefor.

     Section 1.4.     The obligations and liabilities of the Guarantors or any of them hereunder shall not be affected or impaired by any acceptance by the Administrative Agent or the Banks, or any of them, of any security or collateral for, or other guarantors upon any of the Indebtedness or by any failure, neglect, omission, delay or partial action on the part of the Administrative Agent or the Banks, or any of them, in the administration of the Indebtedness or to realize upon or protect any of the Indebtedness or any security or collateral therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Borrower possessed by any of the Banks toward the liquidation of the Indebtedness or by any application of payments or credits thereon or by any other circumstances whatsoever (with or without notice to or the knowledge of the Guarantors, or any of them) which may in any manner or to any extent vary the risk of the Guarantors, or any of them, hereunder or may otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent that this guaranty of payment and the obligations and liability of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided.

     Section 1.5.     In order to hold the Guarantors, or any of them, liable hereunder, there shall be no obligation on the part of any Bank, at any time, to resort for payment to any person directly liable in respect of the Indebtedness or to any other guaranty, or to any other person, their properties or estates, or to resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Banks shall have the right to enforce this guaranty of payment irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing. The Guarantors jointly and severally agree to pay all reasonable out-of-pocket expenses, including court costs and reasonable attorneys' fees, paid or incurred by the Administrative Agent and the Banks or any of them in endeavoring to collect on the Indebtedness or any part thereof and in enforcing this Agreement.

     Section 1.6.     The granting of credit to the Borrower by any Bank from time to time in addition to the Indebtedness under the Credit Agreement without notice to the Guarantors, or any of them, is hereby authorized and shall in no way affect or impair the obligations and liability of the Guarantors, or any of them, hereunder.

     Section 1.7.     The payment by any Guarantor of any amount or amounts under this guaranty of payment shall not entitle it, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness, or in and to any security or collateral therefor, or in or to any amounts at any time paid or payable under or pursuant to any guaranty by any other person of all or part of Indebtedness, or in and to any amounts theretofore, then or thereafter paid or applicable to the payment of the Indebtedness, howsoever such payment or payments may arise, until all of the Indebtedness has been fully paid and all obligations of the Banks to extend credit to or for the benefit of the Borrower shall have terminated or expired.

     Section 1.8.     This Agreement may be enforced by all of the Banks acting jointly or by the Administrative Agent acting on its own behalf and on behalf of the Banks. Any Bank may, without any notice to the Guarantor, sell, assign or transfer, to the extent permitted in the Credit Agreement, the Indebtedness held by it, or any part thereof, or grant participations therein; and in that event, each and every immediate and successive assignee, transferee or holder of all or any part of the Indebtedness (but expressly excluding any participant) shall, to the extent permitted by the first sentence of this Section 1.8, have the right to enforce this Agreement, by suit or otherwise, for the benefit of such assignee, transferee or holder (but expressly excluding any participant) as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits; but each Bank shall have an unimpaired right, to the extent permitted by the first sentence of this Section 1.8, to enforce this Agreement for its own benefit or for the benefit of any such participant as to so much of the Indebtedness that it has not sold, assigned or transferred.

     Section 1.9.     If any payment applied by any Bank to any of the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of any of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such of the Indebtedness as fully as if such application had never been made.

SECTION 2.     MISCELLANEOUS.

     Section 2.1.     Notices. Unless otherwise expressly provided herein, all communications provided for herein shall be in writing or by telecopy and shall be deemed to have been given or made when served personally, when an answer back is received in the case of notice by telecopy or 2 days after the date when deposited in the United States mail addressed if to any Guarantor to P.O. Box 388, Yazoo City, Mississippi  39194, Attention: Corporate Secretary; if to the Administrative Agent or Harris at 111 West Monroe Street, Chicago, Illinois 60690, Attention: Agribusiness Group; and if to any of the Banks, at the address for each Bank set forth under its signature on the Credit Agreement; or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section 2.1.

     Section 2.2.     Jurisdiction; Venue. Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois court sitting in Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 2.3.     Waiver of Jury Trial. The Guarantor and, by accepting the benefits of this Agreement, the Agent and each Bank hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Guaranty Agreement or the transactions contemplated hereby.

     Section 2.4.     This Agreement shall be construed according to the internal laws of the state of Illinois, in which State it shall be performed by the Guarantors. This Agreement and every part hereof shall be binding upon the Guarantors jointly and severally and upon their respective legal representatives, successors and assigns of each and all of the undersigned, and shall inure to the benefit of the Banks and their respective successors, legal representatives and assigns.

     Section 2.5.     Entire Agreement. This writing is intended by the parties to be a complete and final expression of this Agreement and is also intended as a complete and exclusive statement of the terms of that agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms hereof, nor are there any conditions to the full effectiveness of this Agreement.

     Section 2.6.     Release of Guarantors. No Guarantor shall be released from any of its obligations under this Agreement, and this Section 2.6 may not be amended, modified or waived, without the prior written consent of all of the Banks.

Dated as of November 15, 2002.

MISSCHEM NITROGEN, L.L.C.

By       /s/ Timothy A. Dawson
           Vice President of Finance and Treasurer

MISSISSIPPI NITROGEN, INC.

By       /s/ Timothy A. Dawson
          Vice President of Finance and Treasurer

TRIAD NITROGEN, L.L.C.

By       /s/ Timothy A. Dawson
          Vice President of Finance and Treasurer

MISSISSIPPI PHOSPHATES CORPORATION

By       /s/ Timothy A. Dawson
          Vice President of Finance and Treasurer

MISSISSIPPI POTASH, INC.

By        /s/ Timothy A. Dawson
           Vice President of Finance and Treasurer

EDDY POTASH, INC.

By       /s/ Timothy A. Dawson
          Vice President of Finance and Treasurer

MISSISSIPPI CHEMICAL MANAGEMENT COMPANY

By       /s/ Timothy A. Dawson
          Vice President of Finance and Treasurer

MISSISSIPPI CHEMICAL COMPANY, L.P.
By MISSISSIPPI CHEMICAL MANAGEMENT COMPANY,
      GENERAL PARTNER

By       /s/ Timothy A. Dawson
          Vice President of Finance and Treasurer